UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2021

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060
________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8.0% Series A Cumulative Convertible Preferred Stock	YCBDpA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, on December 20, 2018 (the “Closing Date”) cbdMD, Inc. closed that certain Agreement and Plan of Merger (the “Merger Agreement”) dated December 3, 2018 by and among our company, our subsidiaries and Cure Based Development, LLC (“Cure Based Development”). Pursuant to the terms of the Merger Agreement, as partial merger consideration CBD Holding, LLC (“CBDH”), the then sole member of Cure Based Development, was entitled to receive (the “Earnout Rights”) up to 15,250,000 additional shares of our common stock (the “Earnout Shares”) upon the satisfaction of certain aggregate net revenue criteria within 60 months following the Closing Date. The possible issuance of the Earnout Shares was approved by our shareholders in April 2019. In February 2020 CBDH distributed the Earnout Rights to its members which included affiliates of both Martin A. Sumichrast and R. Scott Coffman, executive officers and directors of our company. In February 2020 we issued those members an aggregate of 5,127,792 Earnout Shares upon the conclusion of the first marking period. Following the completion of the second marking period on December 31, 2020, and in accordance with the terms of the Merger Agreement, we determined that the net revenues for the second marking period were $44,063,801, and on March 8, 2021 our Board of Directors approved the issuance to the members an aggregate of 3,348,520 Earnout Shares. The recipients were accredited investors and the issuances were exempt from registration under the Securities Act of 1933, as amended, in reliance on an exemption provided by Section 4(a)(2) of that act. Following this issuance, there remain Earnout Rights for 6,773,953 Earnout Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: March 11, 2021	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer and Chief Operating Officer